UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013 (September 13, 2013)

APOLLO INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00646 Commission File Number	52-2439556 (IRS Employer Identification Number)

9 West 57th Street, New York, NY 10019

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (212) 515-3450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 13, 2013, Apollo Investment Corporation (the “Company”) amended and restated its senior secured, multi-currency, revolving credit facility (the “Amended & Restated Facility”). The Amended & Restated Facility increases the lenders’ commitments to $1,250,000,000 and extends the commitments through August 2017, and allows the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1,710,000,000. The final maturity date of the Amended & Restated Facility is August 31, 2018. Commencing September 30, 2017, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Amended & Restated Facility as of August 31, 2017. Pricing for Alternate Base Rate (ABR) borrowings will be 100 basis points over the greater of (a) the applicable Prime Rate, (b) the Federal Funds effective Rate plus 1/2 of 1% and (c) the one-month LIBO Rate plus 1%, and pricing for eurocurrency borrowings will be 200 basis points over the LIBO Rate. Terms used in the foregoing sentence have the meanings set forth in the Amended & Restated Facility.

The description above is only a summary of the material provisions of the Amended & Restated Facility and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Amended & Restated Facility, which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on September 16, 2013 announcing the Amended & Restated Facility.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

10.1	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 13, 2013, between Apollo Investment Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press Release, dated September 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2013	APOLLO INVESTMENT CORPORATION

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 13, 2013, between Apollo Investment Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.1	Press Release, dated September 16, 2013